Vanguard® Energy Fund
Schedule of Investments (unaudited)
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.0%)
Brazil (1.3%)
	Petroleo Brasileiro SA	9,956,125	74,724
Canada (4.9%)
	Cenovus Energy Inc.	9,466,778	180,626
	Enbridge Inc.	2,213,563	70,936
	ARC Resources Ltd.	1,620,647	26,073
			277,635
China (0.4%)
	ENN Energy Holdings Ltd.	3,057,700	23,163
France (11.3%)
	TotalEnergies SE	3,716,102	248,449
	Engie SA (XPAR)	13,720,487	218,223
	TotalEnergies SE ADR	2,561,928	170,625
			637,297
Germany (1.3%)
	RWE AG	1,864,189	71,334
India (2.0%)
	Power Grid Corp. of India Ltd.	46,035,775	111,809
Italy (2.7%)
	Enel SpA	15,573,856	98,856
	Tenaris SA	2,451,981	39,118
	Tenaris SA ADR	541,983	16,975
			154,949
Norway (2.2%)
	Equinor ASA	3,685,709	123,557
Russia (0.0%)
*,1	LUKOIL PJSC ADR	1,423,477	—
Spain (2.3%)
	Iberdrola SA (XMAD)	11,657,814	129,658
United Kingdom (18.5%)
	Shell plc (XLON)	10,477,039	337,642
	BP plc	41,951,305	256,155
	Shell plc ADR	3,273,880	213,261
	BP plc ADR	3,273,795	119,755
	National Grid plc	8,204,035	97,817
	Glencore plc	3,820,435	20,236
			1,044,866
United States (52.1%)
	Exxon Mobil Corp.	2,785,036	294,796

		Shares	Market Value ($000)
	ConocoPhillips	2,216,230	263,288
	Phillips 66	1,583,144	180,589
	Schlumberger NV	2,887,576	160,723
	Duke Energy Corp.	1,752,958	155,820
	Sempra	2,101,436	147,164
	Diamondback Energy Inc.	908,375	145,631
	Targa Resources Corp.	1,708,317	142,832
	Southern Co.	2,108,191	141,881
	American Electric Power Co. Inc.	1,861,500	140,618
	Exelon Corp.	3,495,444	136,113
	NextEra Energy Inc.	2,236,164	130,368
	Edison International	1,907,595	120,293
	Coterra Energy Inc.	4,289,597	117,964
	EOG Resources Inc.	876,069	110,604
	Williams Cos. Inc.	3,105,096	106,815
[2]	Chesapeake Energy Corp.	1,199,404	103,245
	Marathon Petroleum Corp.	623,352	94,282
	EQT Corp.	1,684,736	71,399
	CenterPoint Energy Inc.	2,345,028	63,034
	ONEOK Inc.	636,385	41,492
*	First Solar Inc.	222,674	31,720
	Pioneer Natural Resources Co.	125,842	30,076
*	Antero Resources Corp.	428,734	12,622
			2,943,369
Total Common Stocks (Cost $4,489,229)			5,592,361
Temporary Cash Investments (1.0%)
Money Market Fund (0.1%)
[3,4]	Vanguard Market Liquidity Fund, 5.420%	46,437	4,643
		Face Amount ($000)
Repurchase Agreement (0.9%)
	NatWest Markets plc, 5.280%, 11/1/23 (Dated 10/31/23, Repurchase Value $52,008,000, collateralized by U.S. Treasury Note/Bond 4.625%, 9/30/28, with a value of $53,040,000)	52,000	52,000
Total Temporary Cash Investments (Cost $56,643)			56,643
Total Investments (100.0%) (Cost $4,545,872)			5,649,004
Other Assets and Liabilities—Net (0.0%)			(2,244)
Net Assets (100%)			5,646,760
Cost is in $000.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,407,000.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $4,506,000 was received for securities on loan.
ADR—American Depositary Receipt.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.  Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	3,295,728	—	—	3,295,728
Common Stocks—Other	520,616	1,776,017	—	2,296,633
Temporary Cash Investments	4,643	52,000	—	56,643
Total	3,820,987	1,828,017	—	5,649,004